UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2025

Universal Logistics Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Michigan	0-51142	38-3640097
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12755 E. Nine Mile Road
Warren, Michigan		48089
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 586 920-0100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	ULH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On April 24, 2025, Universal Logistics Holdings, Inc. (“ULH,” “we,” or “our”) issued a press release announcing its financial and operating results for the thirteen weeks ended March 29, 2025, a copy of which is furnished as Exhibit 99.1 to this Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

We held our Annual Meeting of Shareholders on April 23, 2025. At the Annual Meeting, our shareholders elected 11 directors to serve as the Board of Directors until the next Annual Meeting of Shareholders, approved the conversion of the Company to a Nevada corporation, and ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the calendar year 2025. Final vote tabulations are indicated below:

Proposal No. 1: Election of Directors

Nominee	For	Withheld
Grant E. Belanger	25,704,121	111,872
Frederick P. Calderone	24,568,728	1,247,265
Daniel J. Deane	25,689,453	126,540
Clarence W. Gooden	25,719,063	96,930
Marcus D. Hudson	25,720,983	95,010
Matthew J. Moroun	24,438,588	1,377,405
Matthew T. Moroun	20,407,278	5,408,715
Tim Phillips	20,324,121	5,491,872
Michael A. Regan	25,704,331	111,662
Richard P. Urban	25,033,548	782,445
H.E. “Scott” Wolfe	24,604,067	1,211,926

There were 281,877 broker non-votes with respect to this proposal.

Proposal No. 2: Approval of the Conversion of the Company to a Nevada Corporation

For	Against	Abstain
19,663,516	6,138,707	13,770

There were 281,877 broker non-votes with respect to this proposal.

Proposal No. 3: Ratification of the Company’s independent registered public accounting firm for 2025

For	Against	Abstain
25,970,144	124,959	2,767

Item 7.01 Regulation FD Disclosure.

We issued a press release on April 24, 2025 announcing that our Board of Directors declared a cash dividend of $0.105 per share of common stock. The dividend is payable on July 1, 2025 to shareholders of record on June 2, 2025. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

99.1	Press Release dated April 24, 2025.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL LOGISTICS HOLDINGS, INC.

Date:	April 24, 2025	By:	/s/ Steven Fitzpatrick
Steven Fitzpatrick Secretary